77.C) Matters submitted to a vote of security holders
SPECIAL MEETING OF SHAREHOLDERS

The following matters were submitted to a vote of shareholders at the Dresdner RCM Global Funds, Inc. Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002:

1. To approve an Agreement and Plan of Reorganization for adoption by each series of the Dresdner RCM Global Funds, Inc., pursuant to which each such series would reorganize as a newly created series of PIMCO Funds:
Multi-Manager Series, a Massachusetts business trust.

Large Cap Growth Fund		For		Against		Abstain
          			(4,826,586)	(13,867)	(14,756)
Tax Managed Growth Fund		For 		Against		Abstain
         			(425,909)	(7,160)		(6,450)
MidCap Fund			For 		Against		Abstain
        			(134,950,006)	(12,641)	(0)
Small Cap Fund			For 		Against		Abstain
         			(10,777,581)	(0) 		(0)
Biotechnology Fund		For 		Against		Abstain
         			(11,294,435)	(495,574)	(515,248)
Balanced Fund			For 		Against		Abstain
         			(3,561,895)	(0)		(0)
Global Small Cap Fund		For 		Against		Abstain
         			(558,357)	(16,859)	(5,764)
Global Technology Fund		For 		Against		Abstain
         			(6,780,866)	(306,664)	(272,798)
Global Health Care Fund		For		Against		Abstain
         			(5,391,494)	(260,779)	(339,308)
International Fund		For 		Against		Abstain
         			(7,398,269)	(12,655) 	(103,754)
Emerging Markets Fund		For 		Against		Abstain
         			(437,325)	(6,874)		(5,568)
Europe Fund			For		Against		Abstain
         			(2,444,902)	(213,590)	(88,721)
Global Equity Fund		For		Against		Abstain
         			(135,747)	(0)		(0)

2. To approve a new Advisory Agreement for each series of the Dresdner RCM Global Funds, Inc. between PIMCO Advisors L.P. and Dresdner RCM Global Funds, Inc.

Large Cap Growth Fund		For 		Against		Abstain
         			(4,826,308)	(13,917)	(14,984)
Tax Managed Growth Fund		For 		Against		Abstain
         			(425,909)	(7,160)		(6,450)
MidCap Fund			For 		Against		Abstain
         			(134,950,006)	(0)		(0)
Small Cap Fund			For 		Against		Abstain
         			(10,777,581)	(0)		(0)
Biotechnology Fund		For 		Against		Abstain
         			(11,231,710)	(495,574)	(516,982)
Balanced Fund			For 		Against		Abstain
         			(3,561,895)	(0)		(0)
Global Small Cap Fund		For		Against		Abstain
         			(559,279)	(15,802)	(5,893)
Global Technology Fund		For 		Against		Abstain
         			(6,765,852)	(321,928)	(272,548)
Global Health Care Fund		For		Against		Abstain
         			(4,979,257)	(262,830)	(237,161)
International Fund		For 		Against		Abstain
        		 	(7,398,269)	(12,655)	(103,754)
Emerging Markets Fund		For		Against		Abstain
          			(440,772)	(3,427)		(5,568)
Europe Fund			For 		Against		Abstain
         			(2,320,547)	(334,526)	(92,141)
Global Equity Fund		For 		Against		Abstain
         			(135,747)	(0)		(0)

3. To approve a new Portfolio Management Agreement for each series of the Dresdner RCM Global Funds, Inc., between PIMCO Advisors L.P. and
Dresdner RCM Global Investors LLC.
Large Cap Growth Fund		For 		Against		Abstain
         			(4,825,622)	(14,603)	(14,984)
Tax Managed Growth Fund		For 		Against		Abstain
         			(425,909)	(7,160)		(6,450)
MidCap Fund			For 		Against		Abstain
         			(134,950,006)	(12,641)	(0)
Small Cap Fund			For 		Against		Abstain
         			(10,777,581)	(0)		(0)
Biotechnology Fund		For 		Against		Abstain
         			(11,249,027)	(537,294)	(518,935)
Balanced Fund			For		Against		Abstain
         			(3,561,895)	(0)		(0)
Global Small Cap Fund		For		Against		Abstain
         			(559,446)	(15,635)	(5,893)
Global Technology Fund		For 		Against		Abstain
         			(6,761,822)	(326,181)	(272,325)
Global Health Care Fund		For 		Against		Abstain
         			(4,970,386)	(269,358)	(239,503)
International Fund		For 		Against		Abstain
			        (7,399,060)	(11,562)	(104,056)
Emerging Markets Fund		For 		Against		Abstain
         			(437,325)	(3,427)		(9,015)
Europe Fund			For 		Against		Abstain
     				(2,320,549)	(327,558)	(99,107)
Global Equity Fund		For		Against		Abstain
         			(135,747)	(0)		(0)

4. To approve an amendment to the fundamental investment policy relating to lending by the Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund, removing the percentage limit on the value of portfolio securities available for lending.

MidCap Fund			For		Against		Abstain
          			(134,674,948)	(12,642)	(275,057)
Small Cap Fund			For 		Against		Abstain
         			(10,200,655)	(537,147)	(39,779)

5. To approve a Contingent Investment Advisory Agreement for each series of the Dresdner RCM Global Funds, Inc., between Dresdner RCM Global Investors LLC and Dresdner RCM Global Funds, Inc.

Large Cap Growth Fund		For 		Against		Abstain
			        (6,052,751)	(13,794)	(12,485)
Tax Managed Growth Fund		For 		Against		Abstain
         			(624,953)	(7,159)		(6,450)
MidCap Fund			For		Against		Abstain
         			(135,006,696)	(0)		(0)
Small Cap Fund			For		Against		Abstain
         			(10,240,434)	(537,147)	(0)
Biotechnology Fund		For 		Against		Abstain
         			(19,980,637)	(332,095)	(213,034)
Balanced Fund			For 		Against		Abstain
         			(3,561,895)	(0)		(0)
Global Small Cap Fund		For		Against		Abstain
         			(969,866)	(15,702)	(5,903)
Global Technology Fund		For 		Against		Abstain
 				(9,718,715)	(135,734)	(164,588)
Global Health Care Fund		For		Against		Abstain
         			(9,279,359)	(185,758)	(145,157)
International Fund		For 		Against		Abstain
         			(10,420,354)	(304,392)	(103,754)
Emerging Markets Fund		For 		Against		Abstain
         			(406,791)	(3,826)		(4,054)
Europe Fund			For 		Against		Abstain
         			(3,378,373)	(206,112)	(53,139)
Global Equity Fund		For 		Against		Abstain
         			(135,747)	(0)		(0)